Exhibit 99.1

LIVE NATION ENTERTAINMENT REPORTS FIRST QUARTER 2012 FINANCIAL RESULTS

First Quarter Revenue and Ticket Sales Up Compared to Prior Year

LOS ANGELES – (May 9, 2012) – Live Nation Entertainment (NYSE:LYV) released financial results for the three months ended March 31, 2012 today.

“We are off to a great start for 2012 with solid first quarter performance in all our segments. The company delivered year over year growth in revenue, profitability and free cash flow in the quarter. Importantly, we also saw a 6% increase in ticket sales this quarter as compared to last year, reflecting strong demand for our live events and giving us great confidence that we are well positioned for the summer concert season,” said Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment.

The company will host a teleconference today, May 9, 2012 at 5:00 p.m. Eastern Time, which can be accessed by dialing 877-857-6177 (U.S.) or 719-325-4839 (Int’l) ten minutes prior to the start time and referencing passcode 3741112. To access the call via webcast, please visit the Investor Relations section of the company’s website at www.livenation.com/investors approximately ten minutes prior to the start time to ensure a connection. Additional statistical and/or financial information to be provided on the call, if any, will be posted supplementally under that same link. For those who are not available to listen to the live broadcast, a replay will be available shortly after the call on the Live Nation website through May 16, 2012.

FINANCIAL HIGHLIGHTS – FIRST QUARTER

(Unaudited; $ in millions)

	Q1 2012	Q1 2011	Growth
Revenue
Concerts	$448.7	$449.3	(0.1%)
Ticketing	326.5	317.5	2.8%
Artist Nation	61.4	54.1	13.5%
Sponsorship & Advertising	36.1	33.0	9.4%
Other & Eliminations	(4.7)	(4.5)	(4.4%)

	$868.0	$849.4	2.2%

Adjusted Operating Income (Loss)
Concerts	$(25.0)	$(41.3)	39.5%
Ticketing	72.6	84.0	(13.6%)
Artist Nation	(3.0)	(0.8)	* *
Sponsorship & Advertising	20.7	18.4	12.5%
Other & Eliminations	(1.2)	—	* *
Corporate	(15.9)	(15.2)	(4.6%)

	$48.2	$45.1	6.9%

Operating Income (Loss)
Concerts	$(55.0)	$(64.7)	15.0%
Ticketing	32.3	45.1	(28.4%)
Artist Nation (1)	(15.0)	(43.4)	65.4%
Sponsorship & Advertising	20.6	18.1	13.8%
Other & Eliminations	(1.3)	0.2	* *
Corporate	(24.4)	(27.5)	11.3%

	$(42.8)	$(72.2)	40.7%

**	percentages are not meaningful
(1)	The Artist Nation segment’s operating loss for the first quarter ended March 31, 2011 is driven primarily by $24.4 million of stock-based compensation expense due to the acquisition of the remaining equity of Front Line Management in February 2011.

As of March 31, 2012, total cash and cash equivalents were $1.1 billion, which includes $421.8 million in ticketing client cash and $263.9 million in free cash, compared to $189.4 million in free cash as of March 31, 2011. Event-related deferred revenue was $613.2 million in the first quarter of 2012, compared to $573.1 million for the same period in 2011. Free cash flow was $23.1 million for the first quarter of 2012 as compared to ($6.9) million in the first quarter of last year.

About Live Nation Entertainment:

Live Nation Entertainment is the world’s leading live entertainment and ecommerce company, comprised of four market leaders: Ticketmaster.com, Live Nation Concerts, Front Line Management Group and Live Nation Network. Ticketmaster.com is the global event ticketing leader and one of the world’s top five ecommerce sites, with almost 27 million monthly unique visitors. Live Nation Concerts produces over 22,000 shows annually for more than 2,300 artists globally. Front Line is the world’s top artist management company, representing over 250 artists. These businesses power Live Nation Network, the leading provider of entertainment marketing solutions, enabling nearly 800 advertisers to tap into the 200 million consumers Live Nation delivers annually through its live event and digital platforms. For additional information, visit www.livenation.com/investors.

Investor & Media Contact:

Maili Bergman

(310) 867-7000

IR@livenation.com

Live Nation Entertainment, Inc.

Key Operating Metrics

	3 Months Ended March 31,
	2012	2011
Concerts (1)
Estimated Events:
North America	3,267	3,079
International	1,600	1,521

Total estimated events	4,867	4,600

Estimated Attendance (rounded) :
North America	4,356,000	4,006,000
International	2,851,000	2,953,000

Total estimated attendance	7,207,000	6,959,000

Ticketing (2)
Number of tickets sold (in thousands) :
Concerts	16,729	17,004
Sports	8,697	7,489
Arts & theater	4,807	4,563
Family	4,500	4,414
Other (3)	1,977	1,175

	36,710	34,645

Gross value of tickets sold (in thousands) :	$2,236,206	$2,096,525
Sponsorship & Advertising
Sponsorship revenue (in thousands)	$25,625	$24,796
Online advertising revenue (in thousands)	$10,503	$8,275

(1)	Events generally represent a single performance by an artist. Attendance generally represents the number of fans who were present at an event. Festivals are counted as one event in the quarter in which the festival begins but attendance is split over the days of the festival and can be split between quarters. Events and attendance metrics are estimated each quarter.
(2)	The number and gross value of tickets sold includes primary tickets only and excludes tickets sold for the 2012 London Olympics. These metrics include tickets sold during the period regardless of event timing except for our promoted concerts in our owned and/or operated venues and certain European territories where these tickets are recognized as the concerts occur.
(3)	Other category includes tickets for comedy shows, facility tours, donations, lectures, seminars and cinema.

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2012	2011
	(in thousands except share and per share data)
Revenue	$867,997	$849,409
Operating expenses:
Direct operating expenses	538,714	547,124
Selling, general and administrative expenses	268,135	272,969
Depreciation and amortization	79,713	77,481
Loss (gain) on sale of operating assets	(288)	1,295
Corporate expenses	23,217	21,036
Acquisition transaction expenses	1,309	1,665

Operating loss	(42,803)	(72,161)
Interest expense	29,710	29,229
Interest income	(900)	(527)
Equity in earnings of nonconsolidated affiliates	(3,881)	(994)
Other income, net	(1,782)	(585)

Loss before income taxes	(65,950)	(99,284)
Income tax expense (benefit)	4,278	(44,942)

Net loss	(70,228)	(54,342)
Net loss attributable to noncontrolling interests	(1,078)	(5,882)

Net loss attributable to Live Nation Entertainment, Inc.	$(69,150)	$(48,460)

Basic and diluted net loss per common share attributable to common stockholders of Live Nation Entertainment, Inc.	$(0.37)	$(0.27)

Weighted average common shares outstanding:
Basic and diluted	186,521,520	176,292,809

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED BALANCE SHEETS

	March 31, 2012	December 31, 2011
	(unaudited)	(audited)
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$1,071,412	$844,253
Accounts receivable, less allowance of $15,049 as of March 31, 2012 and $16,986 as of December 31, 2011	421,919	389,346
Prepaid expenses	504,463	316,491
Other current assets	35,015	26,700

Total current assets	2,032,809	1,576,790
Property, plant and equipment
Land, buildings and improvements	853,059	851,812
Computer equipment and capitalized software	272,088	261,475
Furniture and other equipment	176,447	172,250
Construction in progress	69,013	60,652

	1,370,607	1,346,189
Less accumulated depreciation	655,732	626,053

	714,875	720,136
Intangible assets
Definite-lived intangible assets, net	846,147	873,712
Indefinite-lived intangible assets	377,465	377,160
Goodwill	1,277,732	1,257,644
Investments in nonconsolidated affiliates	60,118	55,796
Other long-term assets	240,593	226,533

Total assets	$5,549,739	$5,087,771

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable, client accounts	$568,419	$473,956
Accounts payable	109,776	87,627
Accrued expenses	549,815	579,566
Deferred revenue	713,989	273,536
Current portion of long-term debt	51,218	52,632
Other current liabilities	19,536	25,236

Total current liabilities	2,012,753	1,492,553
Long-term debt, net	1,662,167	1,663,056
Long-term deferred income taxes	177,433	186,298
Other long-term liabilities	113,068	120,693
Commitments and contingent liabilities
Redeemable noncontrolling interests	8,824	8,277
Stockholders’ equity
Common stock	1,869	1,868
Additional paid-in capital	2,248,130	2,243,587
Accumulated deficit	(814,341)	(745,191)
Cost of shares held in treasury	(475)	(2,787)
Accumulated other comprehensive loss	(11,056)	(36,374)

Total Live Nation Entertainment, Inc. stockholders’ equity	1,424,127	1,461,103
Noncontrolling interests.	151,367	155,791

Total stockholders’ equity	1,575,494	1,616,894

Total liabilities and stockholders’ equity	$5,549,739	$5,087,771

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2012	2011
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(70,228)	$(54,342)
Reconciling items:
Depreciation	28,936	28,947
Amortization	50,777	48,534
Deferred income tax benefit	(3,605)	(31,341)
Amortization of debt issuance costs and discount/premium, net	3,403	3,176
Non-cash compensation expense	8,979	24,707
Unrealized changes in fair value of contingent consideration	157	(4,581)
Loss (gain) on sale of operating assets	(288)	1,295
Equity in earnings of nonconsolidated affiliates	(3,881)	(994)
Other, net	(50)	315
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(26,374)	(48,414)
Increase in prepaid expenses	(181,927)	(78,273)
Increase in other assets	(29,215)	(36,744)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	54,787	(22,074)
Increase in deferred revenue	433,301	297,557

Net cash provided by operating activities	264,772	127,768
CASH FLOWS FROM INVESTING ACTIVITIES
Collections and advances of notes receivable	544	(459)
Distributions from nonconsolidated affiliates	540	340
Investments made in nonconsolidated affiliates	(864)	(486)
Purchases of property, plant and equipment	(28,017)	(18,211)
Proceeds from disposal of operating assets, net of cash divested	5,648	2,684
Cash paid for acquisitions, net of cash acquired	—	(7,289)
Purchases of intangible assets	(10,002)	(107)
Increase in other, net	(19)	(664)

Net cash used in investing activities	(32,170)	(24,192)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of debt issuance costs	29,587	(756)
Payments on long-term debt	(36,844)	(5,567)
Contributions from noncontrolling interests	130	—
Distributions to and purchases/sales of noncontrolling interests	(3,226)	(48,579)
Proceeds from exercise of stock options	408	1,003
Proceeds from sale of common stock	—	18,836
Payments for deferred and contingent consideration	(10,585)	(10,307)

Net cash used in financing activities	(20,530)	(45,370)
Effect of exchange rate changes on cash and cash equivalents	15,087	36,222

Net increase in cash and cash equivalents	227,159	94,428
Cash and cash equivalents at beginning of period	844,253	892,758

Cash and cash equivalents at end of period	$1,071,412	$987,186

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the demand for the company’s live events and the company’s positioning for the summer concert season. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated or artists do not tour as currently expected, the risk that consumer demand weakens and the potential impact of the economic slowdown in general and operational challenges associated with selling tickets and staging events.

Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.

Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, payments under the Azoff Trust note and acquisition-related severance), depreciation and amortization (including goodwill impairments), loss (gain) on sale of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which are classified as liabilities). The company uses AOI to evaluate the performance of its operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to noncontrolling interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of the company’s ability to fund its cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and for cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and finance ticketing, venue and other revenue generating capital expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash and stock-based compensation expense	Loss (gain) on sale of operating assets	Depreciation and amortization	Acquisition expenses	Operating income (loss)
	Three months ended March 31, 2012
Concerts	$(25.0)	$1.3	$(0.5)	$28.4	$0.8	$(55.0)
Ticketing	72.6	1.5	(0.1)	39.2	(0.3)	32.3
Artist Nation	(3.0)	0.3	—	11.6	0.1	(15.0)
Sponsorship & Advertising	20.7	0.1	—	—	—	20.6
Other & Eliminations	(1.2)	0.1	0.3	(0.2)	(0.1)	(1.3)
Corporate	(15.9)	5.7	—	0.7	2.1	(24.4)

Total Live Nation	$48.2	$9.0	$(0.3)	$79.7	$2.6	$(42.8)

	Three months ended March 31, 2011
Concerts	$(41.3)	$1.7	$—	$26.4	$(4.7)	$(64.7)
Ticketing	84.0	1.5	—	37.3	0.1	45.1
Artist Nation	(0.8)	27.2	1.2	13.5	0.7	(43.4)
Sponsorship & Advertising	18.4	0.1	—	0.2	—	18.1
Other & Eliminations	—	—	0.1	(0.3)	—	0.2
Corporate	(15.2)	4.8	—	0.4	7.1	(27.5)

Total Live Nation	$45.1	$35.3	$1.3	$77.5	$3.2	$(72.2)

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

($ in millions)	Q1 2012	Q1 2011
Adjusted operating income	$48.2	$45.1
Less: Cash interest expense — net	(29.4)	(25.6)
Cash taxes	17.9	(9.4)
Maintenance capital expenditures	(10.1)	(11.0)
Distributions to noncontrolling interests	(3.2)	(5.9)
Distributions from/contributions to investments in nonconsolidated affiliates	(0.3)	(0.1)

Free cash flow	$23.1	$(6.9)
Revenue generating capital expenditures	(13.3)	(7.2)

Net	$9.8	$(14.1)

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	March 31, 2012	March 31, 2011
Cash and cash equivalents	$1,071.4	$987.2
Client cash	(421.8)	(441.1)
Deferred revenue — event related	(613.2)	(573.1)
Accrued artist fees	(10.6)	(20.4)
Collections on behalf of others	(76.9)	(51.7)
Prepaids related to artist settlements/events	315.0	288.5

Free cash	$263.9	$189.4